UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 25, 2021

Unico American Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information disclosed in the section titled “Executive Leadership Update” and “Employment Arrangement with Steven L. Shea” in Item 7.01, of this Current Report on Form 8-K are incorporated by reference to this Item 5.02.

Item 7.01. Regulation FD Disclosure.

Review of Certain Matters by the Audit Committee of the Board of Directors of the Company

As previously disclosed, on September 10, 2021, Crusader Insurance Company (“Crusader”), a subsidiary of Unico American Corporation (the “Company”), and the California Department of Insurance (the “CDI”) entered into an Administrative Supervision Agreement, dated as of September 7, 2021 (the “Supervision Agreement”), pursuant to which, among other things, the CDI appointed a Special Examiner to provide supervision and regulatory oversight of Crusader.

The Supervising Examiner has advised Crusader that a deficiency exists in certain funds being held in a fiduciary capacity by Unifax Insurance Systems, Inc. (“Unifax”), a subsidiary of the Company and an affiliate of Crusader. Under the California Insurance Code, Unifax is required to hold certain premium payment funds received from policyholders as fiduciary funds in a trust account maintained for Crusader’s benefit. The Supervising Examiner advised Crusader that it believes that the deficiency in the fiduciary funds account of Unifax was approximately $3.1 million. The Company and Unifax are in discussions with the Supervising Examiner regarding the deficiency and how to address and eliminate it.

The Audit Committee of the Company’s Board of Directors has retained counsel with the assistance of a forensic accountant to conduct an independent investigation, which is ongoing, into the deficiency in the fiduciary funds account of Unifax and any related internal controls.

Executive Leadership Update

On October 25, 2021, in an effort to improve the management and oversight of the Company and its subsidiaries, and to improve the responsiveness of management of the Company to the Board, the Board concluded that it would be in the best interests of the Company and its stockholders to remove Michael Budnitsky as the Chief Executive Officer, President, Chief Operations Officer of the Company, effective immediately. The Board also approved the removal of Mr. Budnitsky as the Chief Executive Officer, President and Chief Operations Officer of Crusader and removal from any officer positions that he held with the Company’s other subsidiaries, in the case of Crusader, subject to and effective upon the approval of the Special Examiner of Crusader pursuant to the Supervision Agreement. Mr. Budnitsky remains an employee of the Company, but does not serve as an officer of the Company or any of its subsidiaries, subject again, in the case of Crusader, to the prior approval of the Special Examiner pursuant to the Supervision Agreement.

Concurrently with the removal of Mr. Budnitsky from the positions referenced above, the Board appointed Steven L. Shea, age 62, as Chief Executive Officer, President, and Chief Operations Officer of the Company, Crusader and the Company’s other subsidiaries, which in the case of Crusader, is subject to and effective upon the approval of the Special Examiner pursuant to the Supervision Agreement. Mr. Shea currently serves as the Company’s Chairman of the Board, a role he has held since 2020, which he will continue to hold. Prior to being appointed as Chief Executive Officer, President and Chief Operations Officer of the Company, Mr. Shea served as a member of the Company’s Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee. He ceased serving in those positions as of the effective date of his appointment as Chief Executive Officer, President and Chief Operations Officer of the Company. Since 2015, Mr. Shea has served as a Chairman of the board of directors of Blonder Tongue Labs, Inc., a publicly traded company currently listed on the New York Stock Exchange, and has served as a member of its board of directors since 2009. Mr. Shea has also held executive level positions at Tufton Capital Management, LLC (formerly Hardesty Capital Management, LLC), and Ferris, Baker, Watts, Inc. (acquired by Royal Bank of Canada).

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Employment Arrangement with Steven L. Shea

In connection with Mr. Shea’s appointment as Chief Executive Officer, President, Chief Operations Officer and Secretary of the Company, Crusader and the Company’s other subsidiaries, the Company will pay Mr. Shea a monthly salary of $18,000, as well as reasonable out-of-pocket expenses incurred by Mr. Shea in connection with his services. Other than his current engagement as the Company’s Chairman of the Board and prior service as a member of the Board, Mr. Shea has had no other relationships or transactions with the Company.

Disclaimer of Filing

Except as otherwise indicated in this Current Report on Form 8-K, the information in Item 7.01 is furnished pursuant to Item 7.01, and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (or “the Securities Act”), and Section 21E of Exchange Act. In this context, forward-looking statements are not historical facts and include statements about the Company’s plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Such factors include, but are not limited to, the Company’s ability to continue to operate as a “going concern;” Crusader’s ongoing runoff; substantial historical net losses of Crusader, the principal subsidiary of the Company, which may continue in the future; failure to meet minimum capital and surplus requirements of property and casualty insurance companies; limitations on the amount of dividends, if any, that Crusader can declare and pay to the Company in the future; possible restrictions on new business that may be written by Crusader by its principal insurance regulator because of its reduced policyholder surplus; vulnerability to climate change and significant catastrophic property loss; the impact of the recent coronavirus pandemic; a change in accounting standards, including those issued by the Financial Accounting Standards Board; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; changes in federal or state tax laws; ability to realize deferred tax assets; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers and or losses in excess of reinsurance limits; extensive regulation and legislative changes; reliance on subsidiaries to satisfy obligations, including privacy and data protection laws; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; reliance on information technology systems; ability to prevent or detect acts of fraud with disclosure controls and procedures; change in general economic conditions; dependence on key personnel; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; maximization of long-term value which may sometimes conflict with short-term earnings expectations; control by a small number of shareholders; failure to maintain effective system of internal controls; difficulty in effecting a change of control or sale of any subsidiaries; the negative impact of emerging claim and coverage issues; risk management framework could prove inadequate; single operating location; systems damage, failures, interruptions, cyber-attacks and intrusions, or unauthorized data disclosures; delays and cost overruns in connection with the upgrade of its legacy information technology system; levy assessments by various underwriting pools and programs; limited trading of stock; no assurance of dividend declaration in the future so returns may be limited to stock value; and significant costs and substantial management time devoted to operating as a public company.

Please see Part I - Item 1A – “Risk Factors” in the Company’s 2020 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (“SEC”), and Part II - Item 1A - “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, as filed with the SEC, as well as other documents the Company files or furnishes with the SEC from time-to-time, for other important risks and uncertainties that could cause the Company’s actual results to differ materially from its current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, for any reason.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO AMERICAN CORPORATION
(Registrant)

Date: October 29, 2021	By:	/s/ Jennifer E. Ziegler
Name: Jennifer E. Ziegler
Title: Executive Vice President,
Chief Financial Officer and Treasurer

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